                                                                 EXHIBIT a(1)(B)

                              LETTER OF TRANSMITTAL
                     To Accompany Shares of Common Stock of
                       PROGRESSIVE ASSET MANAGEMENT, INC.
            Tendered Pursuant to the Offer to Purchase by the Issuer,
                            dated November 14, 2001
                  To Purchase 250,000 shares at $0.60 per Share

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., PACIFIC TIME, ON THURSDAY, JANUARY 18, 2002. THE OFFER WILL NOT BE EXTENDED.

To tender Shares, the Letter of Transmittal, certificates for Shares and/or any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at:

                   U.S. STOCK TRANSFER CORPORATION, DEPOSITARY

BY MAIL, HAND OR BY HAND OR OVERNIGHT COURIER:     FACSIMILE TRANSMISSION:

        1745 Gardena Avenue, Suite 200         Shareholder Services Department
          Glendale, California 94204                   (818) 502-0674
                                               (for Eligible Institutions Only)
                                             Confirm by Telephone (818) 502-1404


                                     PART I

[ ] Check here if your PAM stock certificate(s) has (have) been lost, stolen or destroyed and see Instruction 16. Fill out the remainder of this Letter of Transmittal and state here the number of shares of PAM common stock represented by the lost, stolen, or destroyed certificate(s): ________________________


--------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
                                                    (See Instructions 3 and 8)
--------------------------------------------------------------------------------------------------------------------
       Names and Addresses of Registered Holders                                    Certificates Tendered
(Please fill in exactly as names appear on certificates)                    (attach signed list if necessary)
--------------------------------------------------------------------------------------------------------------------
                                                                               Number of Shares
                                                              Certificate       Represented by       Number of Shares
                                                                 Number          Certificates           Tendered*
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                     Total Shares Tendered
--------------------------------------------------------------------------------------------------------------------

State in this box the order (by certificate number) in which shares are to be purchased in the event of proration.**
(Attach additional signed list if necessary.) See Instruction 9.
Certificate Number:  1st    2nd    3rd    4th     5th

* If you desire to tender fewer than all Shares evidenced by an certificate list above, please indicate in this column the number of Shares you wish to tender. Otherwise, all shares evidenced by such certificate will be deemed to have been tendered. See Instruction 8.

** If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Alison Wise, Director of Business Development at (800) 786-2998, Progressive Asset Management, Inc., 1050

Oak Grove Road, Concord, California 94518. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the tender offer.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANY ADDRESS OTHER THAN
   AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER
        OTHER THAN THAT LIST ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


          READ THE TERMS AND INSTRUCTIONS SET FORTH IN PART III OF THIS
         LETTER OF TRANSMITTAL CAREFULLY BEFORE SIGNING THIS LETTER OF
      TRANSMITTAL THEY FORM PART OF THE TERMS AND CONDITIONS OF THE OFFER.
      IF YOU SIGN AND RETURN THIS LETTER OF TRANSMITTAL, YOU ARE AGREEING
                        TO BE BOUND BY THESE PROVISIONS.

This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary. Stockholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other required documents to the Depositary before the Expiration Time (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. See Instructions 1 and 4. Manually signed facsimile copies of the Letter of Transmittal and other required documents will be accepted.

                                     PART II


[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

          Names of Registered Holders:
                                      ------------------------------------------

          Date of Execution of Notice of Guaranteed Delivery:
                                                             -------------------

          Name of Institution Which Guaranteed Delivery:
                                                        ------------------------

          Account Number:
                         -------------------------------------------------------

                                    ODD LOTS
                               (SEE INSTRUCTION 4)

To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on November 13, 2001, an aggregate of fewer than 100 shares. The undersigned either (check only one box):

- was the beneficial owner as of the close of business on November 13, 2001, and will continue to be the beneficial owner as of the Expiration Time, of aggregate of fewer than 100 shares, all of which are being tendered; or

- is a broker, dealer, commercial bank, trust company or other nominee which: (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record holder; and (b) believes, based upon representations made to it by the beneficial owners, that each person was the beneficial owner as of the close of business on November 13, 2001, and each person will continue to be the beneficial owner as of the Expiration Time, of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 9, 10 AND 11)

To be completed ONLY if certificate for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

          Issue:  [ ] Check  [ ] Certificates   To:
                                                   -----------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax ID No.
          ----------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 9, 10 AND 11)

To be completed ONLY if certificates for Shares not tendered or not purchased that are to be issued in the name of the undersigned and/or any check for the Purchase Price of Shares purchased that is to be issued in the name of the undersigned, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown here.

          Deliver:  [ ] Check  [ ]  Certificates   To:
                                                      --------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                             STOCKHOLDERS SIGN HERE
                           (SEE INSTRUCTIONS 9 AND 10)
                  (COMPLETE SUBSTITUTE FORM W-9 THAT IS PART OF
                               THESE INSTRUCTIONS)

Must be signed by the registered holders exactly as names appear on certificates or on a security position listing or by persons authorized to become registered holders by certificates and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 10.


--------------------------------------------------------------------------------
              (Signature)                         (Signature)


--------------------------------------------------------------------------------
             (Please Print)                      (Please Print)

--------------------------------------------------------------------------------
         (Capacity; full title)              (Capacity; full title)

--------------------------------------------------------------------------------
               (Address)                           (Address)

--------------------------------------------------------------------------------
               (Address)                           (Address)

--------------------------------------------------------------------------------
           (Telephone Number)                  (Telephone Number)


--------------    ----------------------    ------------- ----------------------
(Date)            (Tax I.D.# or S.S.N.)     (Date)        (Tax I.D.# or S.S.N.)


                             GUARANTEE OF SIGNATURE
                           (SEE INSTRUCTIONS 9 AND 10)

--------------------------------------------------------------------------------
      (Authorized Signature)                      (Authorized Signature)


--------------------------------------------------------------------------------
          (Please Print)                              (Please Print)


--------------------------------------------------------------------------------
             (Title)                                     (Title)


--------------------------------------------------------------------------------
          (Name of Firm)                              (Name of Firm)


--------------------------------------------------------------------------------
            (Address)                                   (Address)


--------------------------------------------------------------------------------
            (Address)                                   (Address)


--------------------------------------------------------------------------------
        (Telephone Number)                          (Telephone Number)


--------------    ----------------------    ------------- ----------------------
(Date)            (Tax I.D.# or S.S.N.)     (Date)        (Tax I.D.# or S.S.N.)

                                    PART III
                             TERMS AND INSTRUCTIONS

           PLEASE READ THE FOLLOWING TERMS AND INSTRUCTIONS CAREFULLY.
            THEY FORM PART OF THE TERMS AND CONDITIONS OF THE OFFER.
    IF YOU SIGN AND RETURN THIS LETTER OF TRANSMITTAL YOU ARE AGREEING TO BE
                           BOUND BY THESE PROVISIONS.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares (as defined below) are to be forwarded with it or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary. Stockholders whose certificates are not immediately available or who cannot deliver their certificates for Shares and all other required documents to the Depositary before the Expiration Time (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase.

By signing and returning this Letter of Transmittal, you are tendering to Progressive Asset Management, Inc., a California corporation ("PAM"), its shares of common stock identified in Part I of this Letter of Transmittal (the "Shares") upon the terms and subject to the conditions set forth in PAM's Offer to Purchase dated November 13, 2001 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the ("Offer"). You may not revoke your tender of Shares unless you follow the specific withdrawal procedures stated in the Offer to Purchase.

If you desire to participate in the tender offer and receive payment by check of $0.60 per share for your shares in the tender offer, you must complete and return the following documents to the Depositary so that they are received no later than January 18, 2002:

-         This Letter of Transmittal;

- A Substitute Form W-9, included in this Letter of Transmittal for each owner;

-         Your stock certificate(s).

- Special Payment or Delivery Instructions included in this Letter of Transmittal, ONLY if you want the payment for your shares to be made to any person, entity or account, other than the registered owner(s) listed on the mailing label, or sent to any address other than the address on the mailing label. The Special Payment or Delivery Instructions must be signed in front of a notary public. See Instruction 12.

Shares will be deemed delivered only when actually received by the Depositary. You will not receive any notice that your tender offer materials have been received or that your Shares have been accepted for payment.

Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary before the Expiration Time may tender their Shares by or through an Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or a facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares as well as a properly completed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For shares to be properly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Time.

THE METHOD OF DELIVERY OF STOCK CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, IS AT YOUR

ELECTION AND RISK. IN OTHER WORDS, IF YOU SEND US THE MATERIALS, BUT THEY GET LOST IN THE MAIL, PAM WILL NOT BE ABLE TO PAY YOU UNLESS YOU SEND THE DOCUMENTS AGAIN. FOR THAT REASON, WE RECOMMEND THAT YOU SEND THEM BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER OR BY CERTIFIED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ADDITION, WE RECOMMEND THAT YOU KEEP A
COPY OF WHAT YOU SEND AND YOUR POSTAGE RECEIPT FOR YOUR RECORDS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

PAM will not accept any alternative, conditional or contingent tenders and will not purchase any fractional Shares. You may withdraw your Shares from the Offer by following the procedures set forth in the Offer to Purchase at any time prior to the Expiration Date and unless and until the Shares have been accepted for payment.

2. REPRESENTATIONS OF TENDERING SHAREHOLDER. By signing and returning this Letter of Transmittal, you are representing and warranting that:

[ ]       You have received and reviewed the Offer to Purchase.

[ ] You understand that the valid tender of Shares pursuant to the procedures described in the Offer to Purchase and in this Letter of Transmittal will constitute a binding agreement between you and PAM upon the terms and subject to the conditions of the Offer.

[ ] You have full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after January 19, 2001) on the terms and conditions set forth in the Offer to Purchase and this Letter of Transmittal, which are incorporated herein by reference; and,

[ ] When the same are accepted for payment by PAM, PAM will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim.

3. INADEQUATE SPACE. If the space provided under Part I is inadequate to list the stock certificate numbers and/or the number of Shares should be listed clearly on a separate sheet of paper and returned with the Letter of Transmittal.

4. ODD LOT TENDERS. The Shares properly tendered and not withdrawn before the Expiration Time, the Shares purchased first will consist of all Shares properly tendered and not withdrawn by any stockholder who owned beneficially as of the close of business on November 13, 2001, and who continues to own as of the Expiration Time, an aggregate of fewer than 100 Shares and who tenders all of his or her Shares (an "Odd Lot Owner"). This preference will not be available unless the box captioned "Odd Lots" is completed.

5. ORDER OF PRORATION OF PURCHASES. Stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. Furthermore, if more than 250,000 Shares are tendered, then subject to the preference for Odd Lot Owners, the shares will be purchased on a pro rata basis as explained in Section 2 of the Offer to Purchase.

6. PAYMENT FOR SHARES. Unless otherwise indicated in separate "Special Payment Instructions" or "Special Delivery Instructions" provided by the undersigned with this Letter of Transmittal, the check for the purchase price will be issued and/or any certificates for Shares not tendered or accepted for payment will be returned in the name(s) of the addressee of this Letter of Transmittal or other registered holder(s) appearing on the mailing label or under "Description of Shares Tendered" and the check for the purchase price and/or return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) will be mailed to the address of the registered holder(s) appearing on the mailing label or under "Description of Shares Tendered." In the event that "Special Payment Instructions" or "Special Delivery Instructions" are completed and submitted with this Letter of Transmittal, the check for the purchase price and/or the return of any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) will be issued in the name of, and such check and/or return such of certificates (and any accompanying documents, as appropriate) will be delivered to, the person or persons so indicated. PAM has no obligation pursuant to the "Special Payment Instructions" or "Special Delivery Instructions" to transfer any Shares from the name of the registered holder thereof if PAM does not accept for payment any of the shares so tendered.

7. SUCCESSORS AND ASSIGNS. All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal will be binding upon your successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and will survive, your death or incapacity.

8. PARTIAL TENDERS. If you desire to tender fewer than all the Shares you own, check the box and fill in the number of Shares that you want to tender in the blank provided under "Partial Tenders" on Part I of this Letter of Transmittal. If you only tender a portion of your shares, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless you have provided Special Payment or Delivery Instructions, in which case, the certificate will be issued and delivered in accordance with such instructions, as soon as practicable after the acceptance of payment of, and payment for the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

9. GUARANTEE OF SIGNATURES. No guarantee of signature is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears on the certificates tendered with this Letter of Transmittal unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or

          (b) such Shares are tendered for the account of a member of a "Medallion Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution").

In all other situations, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 10.

10. SIGNATURES ON LETTER OF TRANSMITTAL AND OTHER DOCUMENTS.

          (a) If you are signing this Letter of Transmittal as the registered holder(s) of the Shares tendered hereby, you must sign it exactly as your name(s) are written on the face of your stock certificate(s) without any change whatsoever. If your Shares are owned of record by two or more joint owners, for example, as husband and wife, each owner must sign this Letter of Transmittal, the Substitute Form W-9 and all other required documents.

          (b) If any tendered Shares are registered in different names on several certificates, you must complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (c) If this Letter of Transmittal is signed by a person other than the registered holders of the certificates listed, or if payment is to be made or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holders, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the names of the registered holders appear on the certificates, and any signatures on such certificates or stock powers must be "Medallion Signature" guaranteed by an Eligible Institution. See Instruction 9.

If this Letter of Transmittal or any certificates or stock powers are signed by officers of corporations, trustees, executors, administrators, guardians, attorneys-in-fact, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to PAM of their authority so to act must be submitted.

11. SPECIAL PAYMENT INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS. If you want the check for payment of the Shares to be issued in the name of a person other than the signer of this Letter of Transmittal or you want the check for payment of the Shares to be sent a person other than the signer of this Letter of Transmittal or to an address other than that shown above, you must complete Special Payment Instructions or Special Delivery Instructions found on page 3 of this Letter of Transmittal and return it with the Letter of Transmittal.

12. STOCK TRANSFER TAXES. PAM will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

13. WAIVER OF CONDITIONS. PAM reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

14. 30.5% BACKUP WITHHOLDING TAX. In order to avoid U.S. federal backup withholding tax on payments of cash for shares tendered pursuant to the Offer, unless an exemption applies, you must provide the Depositary with your correct taxpayer identification number ("TIN") on Substitute Form W-9 on page 3 of this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that you are not subject to backup withholding tax. If you do not provide your correct TIN or fail to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on you and any payment of cash to you pursuant to the Offer may be subject to backup withholding tax of 30.5%.

Backup withholding tax is not an additional tax. Rather, the amount of the backup withholding tax can be credited against the federal income tax liability of the person subject to the backup withholding tax, provided that the required information is given to the IRS. If backup withholding tax results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

You are required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" in Part IV to this Letter of Transmittal for additional guidance on which number to report.

You should check the box in Part 3 of the Substitute Form W-9 if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part 3 is checked, you must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30.5% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to you if you provide a TIN to the Depositary within 60days of submitting such Certificate.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to backup withholding tax. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding tax. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" in Part IV to this Letter of Transmittal for more instructions.

15. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to PAM at the telephone number listed on the cover page of the Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from PAM or the Depositary.

16. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificates representing PAM Shares have been lost, destroyed or stolen, please check the box on the first page of this Letter of Transmittal, fill in the blanks to state the number of shares represented by PAM common stock represented by the lost, stolen, or destroyed certificate(s) and complete the remainder of this Letter of Transmittal. The Tender Agent will then contact you with further instructions on the steps to be take in order to receive the tender offer consideration. In addition, the Tender Agent will provide you with a form of affidavit and indemnification, and may require that you provide a bond of indemnity, regarding the loss, theft, or destruction of your PAM certificate(s) that is in a form and in substance reasonably acceptable to the Tender Agent and PAM.

17. TRANSFERRED SHARES. If you have transferred, and are no longer the owner of, the Shares listed on the mailing label of this Letter of Transmittal, you may not tender the shares for payment. Only the current owner of the Shares, or anyone authorized by such owner, may sign this Letter of Transmittal to tender the Shares. You should either send these materials to the current owner of the Shares or contact the current owner of the Shares to instruct him or her to contact PAM to get additional copies of the tender offer materials and for further instruction.

If you are the current owner of the Shares listed on the mailing label and you receive these materials from the former owner of the Shares listed on the mailing label, you may tender the Shares by filling out the information in Part I and signing and returning the Letter of Transmittal and the stock certificates representing the Shares. However, the stock certificate must be properly endorsed to you on the back side, or you must send in a separate stock power or other adequate written evidence of the transfer of the Shares to you.

IMPORTANT: IF YOU WANT TO TENDER YOUR SHARES AND RECEIVE PAYMENT, IT IS YOUR RESPONSIBILITY TO ENSURE THAT THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF), AND CERTIFICATES FOR TENDERED SHARES AND/OR ANY OTHER REQUIRED DOCUMENTS, ARE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                                     PART IV
             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER. Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code and the regulations promulgated thereunder.

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals without social security numbers required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete Substitute Form W-9, if you do not have a taxpayer identification number, check the "Awaiting TIN" box in Part 3, sign and date the Form, and give it to the requester.

Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60days, backup withholding tax, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING PENALTIES. Payees specifically generally exempt from backup withholding tax on ALL payments include the following:

-         A corporation.

-         A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement account, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

-         The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

- A foreign government or a political subdivision, agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the United States or a possession of the United States.

-         A real estate investment trust.

-         A common trust fund operated by a bank under section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

-         A foreign central bank of issue.

Exempt payees described above should file a substitute Form W-9 to avoid possible erroneous backup withholding tax. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to backup withholding. For details, see the regulations under sections 6041, 6041(A), 6045, and 6050A.

PENALTIES. Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Statements with Respect to Withholding.--If you make a false statement with no reasonable basis, which results in no imposition of backup withholding tax, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information--If you willfully falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

PRIVACY ACT NOTICES. Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30.5% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

             FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.

               SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.


NOTE: IF YOU DO NOT COMPLETE AND RETURN THE SUBSTITUTE FORM W-9, IT WILL BE NECESSARY TO WITHHOLD 30.5% OF ANY PAYMENTS MADE TO YOU FOR YOUR SHARES. TO AVOID MANDATORY BACKUP WITHHOLDING TAX, YOU MUST COMPLETE THE FOLLOWING SUBSTITUTE FORM W-9 AND RETURN IT TO THE DEPOSITARY WITH THE LETTER OF TRANSMITTAL. YOU MUST PROVIDE YOUR TAX IDENTIFICATION NUMBER, OR TIN, WHICH IS GENERALLY YOUR SOCIAL SECURITY NUMBER FOR INDIVIDUALS OR YOUR EMPLOYER IDENTIFICATION NUMBER FOR ENTITIES; AND FOLLOW THE INSTRUCTIONS PROVIDED BELOW AND SIGN AND DATE AT THE BOTTOM. IF YOUR SHARES ARE HELD JOINTLY (FOR EXAMPLE, BY HUSBAND AND WIFE), THEN EACH OWNER MUST COMPLETE A SUBSTITUTE FORM W-9. YOU MAY PHOTOCOPY THIS FORM IF YOU NEED ADDITIONAL COPIES. PLEASE REVIEW INSTRUCTION 14 AND PART IV FOR ADDITIONAL INFORMATION REGARDING CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.



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
                         U.S. STOCK TRANSFER CORPORATION

    SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR TIN IN                          SOCIAL SECURITY
    FORM W-9                    THE BOX AT RIGHT AND CERTIFY BY               NUMBER(S) OR EMPLOYER IDENTIFICATION NUMBER:
Department of the Treasury      SIGNING AND DATING BELOW.
 Internal Revenue
     Service                    ---------------------------------              -------------------------------------------
                                                                                         (list-TIN-of-each-owner)


                              PART 2--Certification under penalties of perjury, I certify that
                              (1) I am a U.S. person (includes resident aliens) and
                              (2) the number shown on this form is my correct
                              Taxpayer Identification Number (or I am waiting for a
                              number to be issued for me) and
                              (3) I am not subject to backup withholding because:
                                  (a) I am exempt from backup withholding or
Payer's Request for Taxpayer      (b) I have not been notified by the Internal Revenue
  Identification Number           Service (the "IRS") that I am subject to backup
         ("TIN")                  withholding as a result of a failure to report
                                  all interest or dividends, or
                                  (c) the IRS has notified me that I am no longer subject
                                  to backup withholding.

                              You must cross out item (2) in Part 2 above if you
                              have been notified by the IRS that you are subject to
                              backup withholding because of underreporting interest
                              or dividends on your tax returns. However, if after
                              being notified by the IRS that you are subject to
                              backup withholding, you received another notification
                              from the IRS stating that you are not longer subject
                              to backup withholding, do not cross out such item
                              (2).

                                                                         If you have applied for but not received a taxpayer
[ ]                                                  PART 3              identification number, check the box in Part 3
                                                  Awaiting TIN           to the left, and complete the Certificate of
                                                                         Awaiting Taxpayer Identification Number
                                                                         below.

[ ]                                                  PART 4              If you are exempt from backup withholding,
                                                   Exempt TIN            check the box in Part 4 to the left.


Signature:                                                               Date:
          --------------------------------------------------------             ----------------------------
Print Name:
           -------------------------------------------------------

             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE OF AWAITING
           TAXPAYER IDENTIFICATION NUMBER ONLY IF YOU CHECKED THE BOX
                  IN PART 3 OF THIS SUBSTITUTE FORM W-9 ABOVE.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either:

          1. I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or

          2. I intend to mail or deliver an application in the near future.

          I understand that if I do not provide a taxpayer identification number to the Depositary, 30.5% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.


Signature:                                                       Date:
          ----------------------------------------------------        ----------

Print Name:
           --------------------------------------------------



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